Dreyfus Florida
Municipal Money Market Fund

ANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                      Dreyfus Florida Municipal
                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Florida Municipal Money Market Fund, covering the 12-month period from July 1, 1999 through June 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

Tighter monetary policy adversely affected the municipal bond market over the past 12 months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed") to forestall potential inflationary pressures. The Fed raised short-term interest rates five times during the reporting period, following one interest-rate hike implemented just before the reporting period began. Since June 1999, the Fed has raised short-term interest rates a total of 1.75 percentage points.

However, supply-and-demand factors unique to the municipal bond market helped constrain price erosion. Because of robust economic growth, most municipalities had little need to borrow during the second half of the reporting period, creating a reduced supply of new issues.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Florida Municipal Money Market Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus Florida Municipal Money Market Fund perform during the period?

For the 12-month period ended June 30, 2000, the fund produced an annualized yield of 3.12% . Taking into account the effects of compounding, the fund provided an annualized effective yield of 3.17% for the same period.(1)

We attribute the fund' s performance to our ability to find relatively high yields in an investment environment characterized by a reduced amount of new issuance and rising interest rates.

What is the fund's investment approach?

The fund seeks a high level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high quality, tax-exempt money market instruments from Florida exempt issuers. Second, we actively manage the portfolio' s average maturity in anticipation of what we believe are supply-and-demand changes in Florida's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which could enable us to take advantage of opportunities when short-term supply increases. Yields generally tend to rise when there is an increase in new-issue supply competing for investor interest. New securities that are generally issued with maturities in the one-year range may in turn cause us to lengthen the portfolio's average maturity. If we anticipate limited

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

new-issue supply, we may then look to extend the portfolio's average maturity in an effort to take advantage of then current opportunities. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

The fund was positively influenced over the past year by robust U.S. economic growth, rising interest rates and a declining supply of newly issued securities.

By the time the reporting period began on July 1, 1999, it had become apparent that the pace of economic growth in the United States was more rapid than many analysts expected. Consumer confidence reached a 30-year high, oil prices were bouncing back from the previous year's lows, and employment remained strong, with hourly wages rising. These economic forces raised concerns among fixed-income investors that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates five times during the reporting period. When added to the single rate hike implemented before the reporting period began, the Fed has raised interest rates a total of 1.75 percentage points since June 1999.

However, tax-exempt money market yields generally rose less than taxable yields over the past 12 months. This was primarily because many states, including Florida, and their municipalities enjoyed higher tax revenues during the reporting period. This curtailed their need to borrow and resulted in a reduced supply of securities. In contrast, we believe that demand for most tax-exempt money market securities remained steady because of new wealth created by a strong economy and a rising stock market.


What is the fund's current strategy?

Our strategy continues to involve active management of the portfolio's weighted average maturity and asset mix according to our interest-rate and supply-and-demand expectations. Accordingly, we have maintained the portfolio's average weighted maturity at a point that is longer than many other Florida tax-exempt money market funds. This maturity management strategy was designed to help us lock in what we believe are attractive yields amid a declining supply of newly issued securities.

In addition, we took advantage of the temporary high yields during tax season to create a laddered portfolio of municipal notes and commercial paper. This laddered portfolio is designed to maintain prevailing yields if interest rates fall, while making some cash available for reinvestment in case interest rates rise further. Of course, portfolio composition is subject to change at any time.

July 17, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-FLORIDA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2000

STATEMENT OF INVESTMENTS

                                                                                              Principal
TAX EXEMPT INVESTMENTS--101.8%                                                               Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Brevard County:

  Constitutional Fuel Tax Revenue

                  c>
      4.50%, 8/1/2000 (Insured; FSA)                                                            990,000                  990,409

   Revenue,VRDN (Holy Trinity Episcopal)

      4.80% (LOC; First Union National Bank)                                                  2,655,000  (a)           2,655,000

Broward County, IDR, VRDN:

  (GB Instruments Inc. Project)

      4.92% (LOC; Bank of America)                                                            2,800,000  (a)           2,800,000

   (Rex Three Project):

      4.50%, Series A (LOC; First Union National Bank)                                           35,000  (a)              35,000

      4.95%, Series A (LOC; First Union National Bank)                                        2,580,000  (a)           2,580,000

Broward County, Sales Tax Revenue, CP

   4.70%, 7/14/2000 (LOC; Credit Local de France)                                             1,948,000                1,948,000

Broward County Housing Finance Authority, SFMR, Refunding

   4.30%, Series C, 3/1/2001                                                                  4,115,000                4,115,000

Crossings At Fleming Island Community Development District

  Revenue, Refunding (Special Assignment):

      4.50%, Series A, 5/1/2001 (Insured; MBIA)                                                 300,000                  298,663

      4.50%, Series B, 5/1/2001 (Insured; MBIA)                                                 590,000                  587,370

Dade County, Aviation Revenue, Refunding

  (Miami International Airport)

   5.25%, Series A, 10/1/2000 (Insured; MBIA)                                                 4,930,000                4,944,602

Dade County Industrial Development Authority, IDR, VRDN

  (Empire Arts Production Project)

   5% (LOC; First Union National Bank)                                                          600,000  (a)             600,000

Florida Development Finance Corporation, IDR, VRDN

  (Byrd Technology Inc.)

   5%, Series B-2
   (LOC; First Union National Bank of North Carolina)                                         1,765,000  (a)           1,765,000

Florida Housing Finance Agency:

  VRDN:

      Housing Revenue (Caribbean Key) 4.80%, Series F                                        10,800,000  (a)          10,800,000

         (LOC; Key Bank Inc.)

      MFHR (Kings Colony Project) 4.87%, Series D
         (LOC; Credit Suisse)                                                                 7,740,000  (a)           7,740,000

   (Wood Forest II Project) 4.15%, Series BBB, 12/1/2000

      (LOC; Continental Casualty)                                                             4,370,000                4,370,000

Florida Municipal Loan Council, Revenue

   3.85%, Series B, 11/1/2000 (Insured; MBIA)                                                   590,000                  589,468


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Florida Municipal Power Agency, Revenue, CP

   4.50%, Series A, 10/11/2000
   (LOC; First Union National Bank)                                                           1,300,000                1,300,000

Greater Orlando Aviation Authority,
   Airport Facilities Revenue, CP

   4.35%, 9/14/2000 (LOC; Morgan Guaranty Trust Co.)                                          6,542,000                6,542,000

Highlands County Health Facilities Authority, Revenue, VRDN:

  (Adventist Health Systems/Sunbelt Inc.):

      4.75%, Series A (LOC; Suntrust Bank)                                                    6,000,000  (a)           6,000,000

      4.78%, Series A (Insured; CMAC and LOC; Bank One Corp.)                                 9,500,000  (a)           9,500,000

Hillsborough County Industrial Development Authority, PCR, VRDN

  (Tampa Electric Co. Project)

   4.70% (Corp. Guaranty; Tampa Electric Co.)                                                 9,600,000  (a)           9,600,000

City of Jacksonville, IDR, VRDN

  (University of Florida Health Science Center):

      4.35% (LOC; Bank of America)                                                              100,000  (a)             100,000

      4.95% (LOC; Bank of America)                                                            1,700,000  (a)           1,700,000

Jacksonville, Electric Authority, Revenue, Prerefunded

  (Bulk Power Supply):

      6.75%, 10/1/2000                                                                        2,200,000                2,248,285

      6.75% , 10/1/2000 (Escrowed in; U.S. Treasury Bills)                                      350,000                  357,225

Jacksonville, Excise Taxes Revenue, Refunding

   5.80%, 10/1/2000 (Insured; AMBAC)                                                          2,000,000                2,009,381

Martin County, SWDR, VRDN
   (Florida Power and Light Co. Project)

   4.70% (Corp Guaranty; Florida Power and Light Co.)                                         4,050,000  (a)           4,050,000

Miami-Dade County, Aviation Revenue, Refunding

   5%, Series A, 10/1/2000 (Insured; FGIC)                                                    3,725,000                3,732,718

Miami-Dade County Educational Facilities Authority,

  Revenue, VRDN

  (Florida International University Foundation Project)

   4.80% (LOC; Suntrust Bank)                                                                 5,000,000  (a)           5,000,000

Miami-Dade County Housing Finance Authority

  Home Mortgage Ownership Revenue:

      3.55%, Series A-2, 8/1/2000
         (LOC; Trinity Funding Corproration)                                                  5,355,000                5,355,000

      4.80%, Series A-2, 4/16/2001
         (LOC; AIG Funding Inc.)                                                              5,000,000                5,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Miami-Dade County Industrial Development Authority, IDR, VRDN:

   (EEG Properties Inc. Project)
      5% (LOC; First Union National Bank)                                                     1,075,000  (a)           1,075,000

   (Fine Arts Lamps Project)
      4.90% (LOC; Suntrust Bank)                                                              2,900,000  (a)           2,900,000

   (Futurama Project)
      4.97% (LOC; South Trust National Bank)                                                  1,525,000  (a)           1,525,000

   (Professional Modification)
      4.85% (LOC; Deutsche Bank)                                                             14,200,000  (a)          14,200,000

Miami-Dade County School District, RAN

   4%, 11/15/2000                                                                             8,000,000                8,005,756

Orange County Health Facilities Authority, Revenue, VRDN

  (Florida Hospital Association Health)

  5.10%, Series A (Liquidity Facilities: The Bank of New York, Bank of Nova Scotia,

   Banque Paribas and LOC; CDC Funding Corp.)                                                 5,000,000  (a)           5,000,000

Orange County Housing Finance Authority:

   Homeowner Revenue 4.65%, Series B-2,
   6/29/2001(Insured; AMBAC)                                                                  6,500,000                6,500,000

   MFHR:

      (Oakwood Project) 3.75%, 10/1/2000 (LOC; Fleet Bank)                                    6,000,000                6,000,000

      VRDN 4.71%, Series G (LOC; Bank of America)                                             4,415,000  (a)           4,415,000

Palm Beach County Housing Finance Authority:

  Multi-Family Revenue, VRDN

    (Azalea Place Apartments Project)

      4.71%, Series A (LOC; Suntrust Bank)                                                    2,600,000  (a)           2,600,000

   Single Family Homeowner Revenue, Refunding

      4.65%, Series A-2, 5/1/2001
      (LOC; Pacific Life Insurance)                                                           3,750,000                3,750,000

Palm Beach School District, Refunding

   5.50%, 8/1/2000 (Insured; AMBAC)                                                             100,000                  100,096

Putnam County Development Authority, PCR (Seminole Electric):

   4.05%, Series H-4, 9/15/2000
      (Corp. Guranty; National Rural Utilities Corp.)                                         3,500,000                3,500,000

   4.35%, Series D, 12/15/2000
      (Corp. Guranty; National Rural Utilities Corp.)                                         4,000,000                4,000,000



                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

St. Lucie County, SWDR, VRDN
  (Florida Power and Light Co. Project)

   4.70% (Corp. Guaranty; Florida Power and Light Co.)                                       12,000,000  (a)          12,000,000

St. Petersberg, Excise Tax Revenue, Refunding

   4%, 10/1/2000 (Insured; FGIC)                                                                500,000                  499,816

Seminole County School District,
   TAN 4%, 7/28/2000                                                                          1,400,000                1,399,076

Sunshine State Governmental Financing Commission,
   Revenue, CP:

      4.40%, 7/31/2000 (LOC; Bank of Nova Scotia)                                             4,575,000                4,575,000

      4.50%, 9/8/2000 (LOC; Bank of Nova Scotia)                                              2,000,000                2,000,000

Tampa, Health Systems Revenue (Catholic Health East)

   4.50 % , Series A1, 11/15/2000 (Insured; MBIA)                                             2,000,000                2,004,708

Venice, Health Facilities Revenue, Refunding

  (Venice Hospital Incorporated Project)

   7%, 12/1/2000 (Escrowed in; U.S. Treasury Bills)                                           1,000,000                1,011,173
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $196,370,128)                                                            101.8%              196,373,746

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (1.8%)              (3,471,475)

NET ASSETS                                                                                       100.0%               192,902,271

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

CMAC                      Capital Markets Insurance

                             Company

CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance

                             Company

FSA                       Financial Security Assurance

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

RAN                       Revenue Anticipation Notes

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

TAN                       Tax Anticipation Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 82.6

AAA/AA(b)                        AAA/AA(b)                       AAA/AA(b)                                        15.8

Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      1.6

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

(B) NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT JUNE 30, 2000, THE FUND HAD$60,645,000 (31.4%) INVESTED IN SECURITIES
WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON REVENUES GENERATED
FROM HOUSING PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           196,370,128   196,373,746

Cash                                                                    299,363

Interest receivable                                                   1,351,890

Prepaid expenses and other assets                                         7,791

                                                                    198,032,790
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            70,167

Payable for investment securities purchased                           5,002,787

Accrued expenses and other liabilities                                   57,565

                                                                      5,130,519
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      192,902,271
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     192,923,986

Accumulated net realized gain (loss) on investments                     (25,333)

Accumulated gross unrealized appreciation on investments                  3,618
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      192,902,271
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
Interest authorized)                                                192,923,978

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended June 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,072,084

EXPENSES:

Management fee--Note 2(a)                                            1,076,332

Shareholder servicing costs--Note 2(b)                                 174,934

Professional fees                                                       54,075

Custodian fees                                                          25,227

Trustees' fees and expenses--Note 2(c)                                  23,134

Registration fees                                                       19,352

Prospectus and shareholders' reports                                    19,052

Miscellaneous                                                            7,698

TOTAL EXPENSES                                                       1,399,804

Less--reduction in management fee due to
  undertaking--Note 2(a)                                             (107,563)

NET EXPENSES                                                         1,292,241

INVESTMENT INCOME--NET                                               6,779,843
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 12,657

Net unrealized appreciation (depreciation) on investments                2,631

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  15,288

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,795,131

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended June 30,
                                               ---------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,779,843            5,299,996

Net realized gain (loss) from investments          12,657              (3,556)

Net unrealized appreciation
   (depreciation) of investments                    2,631                 987

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,795,131           5,297,427
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (6,779,843)          (5,299,996)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold                 783,768,832         714,686,673

Dividends reinvested                            6,094,083           4,864,698

Cost of shares redeemed                     (773,321,107)        (708,126,608)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INEREST TRANSACTIONS            16,541,808           11,424,763

TOTAL INCREASE (DECREASE) IN NET ASSETS       16,557,096           11,422,194
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           176,345,175          164,922,981

END OF PERIOD                                 192,902,271          176,345,175

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended June 30,
                                                                 -------------------------------------------------------------------

                                                                 2000           1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .031           .027          .031           .030          .032

Distributions:

Dividends from investment income--net                          (.031)         (.027)         (.031)        (.030)         (.032)

Net asset value, end of period                                   1.00          1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.18          2.71           3.12           3.05          3.23
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .60           .57            .59            .57           .49

Ratio of net investment income
   to average net assets                                         3.15          2.67           3.08           3.02          3.19

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                     .05           .09            .10            .20           .32
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         192,902       176,345        164,923        144,880       141,141

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Florida Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $24,844 during the period ended June 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.


The fund has an unused capital loss carryover of approximately $25,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 2000. If not applied, $16,000 of the carryover expires in fiscal 2004, $3,000 expires in fiscal 2005, and $6,000 expires in fiscal 2006.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at an annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken through June 30, 2000, to reduce the management fee paid by the fund to the extent that the fund' s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .60 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $107,563 during the period ended June 30, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses DSC, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2000, the fund was charged $126,525 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the fund was charged $31,824 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receives 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Florida Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Florida Municipal Money Market Fund, including the statement of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Florida Municipal Money Market Fund at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                         [Ernst and Young signature logo]

New York, New York

August 4, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 2000 as " exempt-interest dividends" (not subject to regular Federal income tax and, for individuals who are Florida residents, not subject to taxation by Florida).


                        For More Information

                        Dreyfus Florida Municipal Money

                        Market Fund

                        200 Park Avenue

                        New York, NY 10166
                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166
                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286
                        Transfer Agent &

                        Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940
                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   741AR006